2011 Annual Shareholder’s 2011 Annual Shareholder’s Meeting Presentation Meeting Presentation Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties.  Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
In connection with the proposed mergers, IBERIABANK Corporation has filed Registration
Statements on Form S-4 that contain a proxy statement/prospectus.  INVESTORS AND SECURITY HOLDERS
ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED
TRANSACTIONS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus
(when it is available) and other documents containing information about IBERIABANK Corporation,
Cameron Bancshares, Inc. and OMNI BANCSHARES Inc., without charge, at the SEC's web site at
http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free from the
IBERIABANK Corporation website, www.iberiabank.com, under the heading “Investor Information”.
This communication is not an offer to purchase shares of Cameron Bancshares, Inc. common stock or OMNI BANCSHARES, Inc. common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in either proposed merger.  Any issuance of IBERIABANK Corporation common stock in either proposed merger would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

Annual Shareholder’s Meeting Presentation
Annual Shareholder’s Meeting Presentation
2010 Investments
•
Management Development Program
•
Introduction of New Businesses
•
Retail/Small Business Focus
Acquisition Update
•
OMNI BANK
•
Cameron State Bank
2010 Other Highlights

Mission Statement Mission Statement Provide Exceptional Value-Based Client Service Great Place To Work Growth That is Consistent With High Performance Shareholder Focused Strong Sense Of Community

Our Franchise Our Franchise

Marucci Sports Baton Rouge, Louisiana Management Management Development Development Program Program

Management Development Program
Management Development Program
Overview
Overview
We Developed The Program To:
Develop Future Bankers And Leaders
Build A Strong Sense Of Teamwork Within Our Future Bank
Leaders
Provide  Associates With A Fundamental Understanding Of
Our Credit Culture Allowing Them To Bring That Knowledge
Into All Of Our Markets
Bring Career Opportunities For Our Children And Markets
Class Began in July 2010
15 Associates – 7 Internal, 8 External

Garver Little Rock, Arkansas Capital Markets, Capital Markets, Brokerage, Brokerage, Wealth Wealth Management Management and Trust and Trust

IBKC Fee Businesses IBKC Fee Businesses Business Unit Structure Business Unit Structure

IBKC Fee Businesses IBKC Fee Businesses Enhancements to traditional banking business Enhancements to traditional banking business

IBERIA Capital Partners
IBERIA Capital Partners
Business Model Overview
Business Model Overview
Services
• Research
• Oilfield Services – 15
• Exploration & Production – 12
• Coal and Shipping – 10
• Ultimate coverage list – 100
• Sales
• 8 institutional salesmen
• Trading
• 2 equity traders
• Investment Banking
• Focus on public equity offerings
• Management advisory
• Private Placements

IBERIA Capital Partners IBERIA Capital Partners Website Website www.iberiacapitalpartners.com

IBERIA Wealth Advisors
IBERIA Wealth Advisors
Who We Are
Who We Are
We are a team of Trust and Investment professionals:
• Veterans in our respective markets
• Holders of advanced degrees
• Holders of professional designations
• Focused on superior client service
*As of 3/31/2011
Wealth Advisor
Day-to-day administration of accounts
Advise client on estate planning matters
Consult with client's CPA and attorney as
needed
Interface with bankers to ensure
complementary services
Portfolio Manager
Develop investment plan for client
Implement and monitor investment strategy
Ensure that investment plan complements trust
and estate plan
*Approximate Assets Under Management: $228 million

IBERIA Wealth Advisors
IBERIA Wealth Advisors
Asset Allocation Models
Asset Allocation Models
Source: Federated Investors
The appropriate asset
allocation model is chosen
based on a client’s investment
needs and risk tolerance.
Conservative
• Equities: 20%
•Fixed Income: 64%
•Alternatives: 16%
Conservative Growth
• Equities: 36%
•Fixed Income: 48%
•Alternatives: 16%
Balanced
• Equities: 52%
•Fixed Income: 32%
•Alternatives: 16%
Growth
• Equities: 65%
•Fixed Income: 20%
•Alternatives: 15%
Aggressive Growth
• Equities: 78%
•Fixed Income: 10%
•Alternatives: 12%

Blessey Marine Harahan, Louisiana Retail/Small Retail/Small Business Business

Winning Banks Will:
Be Relationship-focused
Optimize Distribution Channels
Develop Products That Customers Want
Reinvent Underwriting Models
Exhibit Flawless Execution
Retail/Small Business
Retail/Small Business

Small Business Opportunities:
293,000 Small Business Customers In Our
Footprint
Focused Bankers
Increased Lending
New Deposit And Treasury Management
Products
Enhanced Online And Mobile Solutions
Serve Businesses And Their Owners
Retail/Small Business
Retail/Small Business

Retail Opportunities:
3.6 Million Potential Consumer Clients In Our
Footprint
New Branch Locations Underway
Enhanced ATM, Phone, Online And Mobile
Solutions
Full And Integrated Product Set
Products That Reward Rather Than Penalize
Customers For Doing Business With Us
Retail/Small Business
Retail/Small Business

Resort Management Naples, Florida Acquisition Acquisition Update Update

Acquisition of OMNI BANCSHARES, Inc.
Acquisition of OMNI BANCSHARES, Inc.
Headquartered In Metairie, LA
Bank Founded In 1988
14 Branches In New Orleans MSA (13) And
Baton Rouge (1)
Loans:  $525 Million
Assets:  $735 Million
Deposits:  $646 Million

Cultural Similarities
Enhancement To Existing New Orleans Franchise
Well Connected To Jefferson Parish
Strong Client Relationships
Significant Deposit Relationships In Public Funds
Arena
Involved In The Community
Exceptional Leadership: Jim Hudson, Chairman And
CEO -
Named ABA Community Banker Of The Year In
2005
Serving as 2010-2011 Chairman Of The Board -
GNO, Inc.
OMNI BANK
OMNI BANK

OMNI BANK
OMNI BANK
Strengthens  Greater New Orleans Franchise
Strengthens  Greater New Orleans Franchise
New Orleans MSA
Rank Company Branches Deposits
Mkt.
Share
1 Capital  One 60 $ 8.6          27%
2
Hancock/
Whitney
59 4.5 18
3 JPMorgan 38 4.2 16
4 Regions
34 2.4 9
5
Pro Forma Pro Forma
IBERIABANK IBERIABANK
26 26 1.3 1.3 4 4
5 First NBC 15 1.1 3
6
Fidelity
Homestead
14 0.8 3
7 Gulf Coast 14 0.7 3
8 IBERIABANK
12 0.7 2
9 OMNI BANK 14 0.6 2
10 First Trust 8 0.5 2
Source: SNL Financial Deposit Data as of June 2010
IBERIABANK Branches
OMNI Branches
New Locations

OMNI BANK
OMNI BANK
Branch Distribution
Branch Distribution
Main Office – Metairie
Deposits: $175 million
Kenner Office
Deposits: $46 million
Mandeville Office (Northshore)
Deposits: $30 million
Carrollton Avenue
Deposits: $15 million
Baton Rouge Office
Deposits: $37 million
Gretna Office (West Bank)
Deposits: $59 million

Investments In New Orleans Investments In New Orleans

Investments In New Orleans Investments In New Orleans

Cameron Bancshares, Inc.
Cameron Bancshares, Inc.
Headquartered In Lake Charles, LA
Bank founded In 1966
22 Branches And 48 ATMs In Lake Charles Area
Net Income (2010): $9 Million
Loans:  $408 Million
Assets:  $706 Million
Deposits:  $575 Million

Outstanding Opportunity To Serve SW LA
Well-Known And Respected Brand
Named “Best Bank” in The Times of
Southwest Louisiana 12 straight years
Engaged Leadership
Creative Marketing Strategy
Cameron Bancshares, Inc.
Cameron Bancshares, Inc.

Cameron State Bank
Cameron State Bank
Strengthens Our South Louisiana Franchise
Strengthens Our South Louisiana Franchise
Lake Charles MSA
Rank Company Branches Deposits
Mkt.
Share
1 Capital  One 15 $ 834          27%
2 JPMorgan
12 597 19
3 3
IBERIABANK/ IBERIABANK/
Cameron Cameron
19 19 538 538 17 17
4 First Federal 7 349 11
5
Hancock/
Whitney
5 250 8
6 Jeff Davis 8 234 7
7 Business First
1 105 3
8
Louisiana
Community
4 55 2
9 Midsouth 3 55 2
10 Financial Corp. 2 43 1
Source: SNL Financial Deposit Data as of June 2010
Cameron Branches

Cameron State Bank
Cameron State Bank
Lake Charles Branch Distribution
Lake Charles Branch Distribution
Main Office – Lake Charles
Deposits: $163 million
Ryan St. Office
Deposits: $37 million
Westlake Office
Deposits: $25 million
Maplewood Office
Deposits: $39 million
Oak Park Office
Deposits: $25 million
De Quincy Office
Deposits: $23 million
Source: Company reports at December 31, 2010

Hundreds Of Signs In Premium Locations
LeGrange High School
Cameron State Bank
Cameron State Bank
Creative Marketing Program
Creative Marketing Program
Mascot: Mulla Mallard
Special School Focus: Investment = Relationships
Significant Signage Program
Quality Brand Reflected in Facility Management

Partnership With McNeese University Includes A Branded Branch and Significant Signage On Campus Cameron State Bank Cameron State Bank Creative Marketing Program Creative Marketing Program

Cameron State Bank Cameron State Bank Creative Marketing Program Creative Marketing Program

CraneWorks Birmingham, Alabama Other Other Highlights in Highlights in 2010 2010

Other Highlights in 2010
Other Highlights in 2010
Excellent Organic Growth
Excellent Organic Growth
Taking Market Share From Competitors
Balance Sheet Expansion In 2010
•
Loans: $339 Million Growth
•
Deposits: $359 Million Growth
Mortgage Origination Business
•
$1.8 Billion In Production
(Up 12%)
And Loan Sales
(Up 11%)
•
$48 Million In Loan Sale Gains (Up 36%)
Brokerage Business
•
$8 Million In Revenue (Up 64%)
Opportunities In Many Markets (New Orleans, Houston, etc.)

Other Highlights in 2010
Other Highlights in 2010
Distribution Improvements
Distribution Improvements
Acquired 6 Bank Offices From Sterling Bank
Opened 7 Bank Offices In 2010
•
Houston – 3 Offices
•
Mobile – 2 Offices
•
New Orleans
•
Sarasota
Opened 2 Mortgage Locations In 2010
Plan To Open 8 New Bank Offices In 2011
•
Birmingham – 4 Offices
•
Houston
•
Memphis
•
New Orleans
Plan To Relocate 7 Bank Offices In 2011

Other Highlights in 2010
Other Highlights in 2010
Other Developments
Other Developments
Made Significant People Investments Over The Past 2
Years:
• Added 432 Front-Office People
• Added 314 Support People
Which Included…..
• Sarasota/Bradenton 101
• Naples 87
• Birmingham 82
• New Orleans 62
• Lafayette 44
Maintained A Balanced Interest Risk Position
Deepwater Horizon Event In The Gulf Of Mexico
• One Of The First Financial Institutions To Provide Guidance
• No Material Impact On Our Company

Other Highlights in 2010
Other Highlights in 2010
Favorable Asset Quality
Favorable Asset Quality
Low and Stable Level
of Nonperforming
Assets
Low and Declining
Level of Loans Past
Due
Very Favorable
Compared to Peers

Other Highlights in 2010
Other Highlights in 2010
Classified Assets
Classified Assets
“Classified Assets”
Are Loans That
Exhibit Stress And
Warrant Close
Watching
Our Classified Assets
As A Percentage Of
Total Assets Are Very
Low, Particularly
Compared To Our
Local Peers

Other Highlights in 2010
Other Highlights in 2010
Low Risk Balance Sheet
Low Risk Balance Sheet
Almost Half Of
Our Asset Base
Is Very Low
Risk:
•
Excess Cash
($800 Million)
•
Bond Portfolio
($1.8 Billion)
•
FDIC Receivable
($928 Million)
•
Loans Covered
Under FDIC Loss
Share ($1.5
Billion)
Excess
Cash, 8%
Bond
Portfolio,
18%
FDIC
Receivable,
9%
Loans - FDIC
Covered,
15%
Loans -
Noncovered,
41%
Other Assets,
10%
Percent of Average Assets in 2010
Very Low Risk Components

Other Highlights in 2010
Other Highlights in 2010
Profitability And Capital Strength
Profitability And Capital Strength
In 2010, We Earned $48 Million In Net Income
Fully-Diluted Earnings Per Share Of $1.88
Highly Successful Common Stock Offering –
March 8, 2010
• $329 Million In Net Proceeds
• We Have Been Patient To Deploy This Capital
Capital Generation For Shareholders In 2010
• Book Value Per Share Up $2.12, Or 5%, To $48.50
• Tangible Book Value Per Share Up $2.80, Or 14%, To $36.68
We Are Well Positioned For Future Growth Opportunities

Other Highlights in 2010
Other Highlights in 2010
Over The Past Three Years….
Over The Past Three Years….
Total Revenues Of $1.2 Billion
Earned $243 Million; $13.26 EPS
Paid $76 Million In Dividends, Or
$4.08 Per Share (31% Payout)
Improved Asset Quality And
Capital Strength
Added:
•
+$5 Billion Assets (Doubled)
• +76 New Locations
• +803 Associates
• +$19.62 In Tangible BVS
• +$1 Billion Market Cap.
At The End Of 2010:
• Total Assets Of $10 Billion
• 2,097 Associates
• Operations In 12 States

Our Opportunities
Our Opportunities
Successfully Integrate And Assimilate Our Pending
Acquisitions And Achieve Synergistic Benefits
Capitalize On Market Turmoil Opportunities
Deploy Our Equity Capital In An Effective Manner
Continue To Develop IBERIA Capital Partners, IBERIA
Wealth Advisors, And IBERIA Financial Services
Expand Small Business And Retail
Improve Earnings Through Revenue Growth And Expense
Management
Further Develop Florida Franchise

Gulf Coast Asphalt Co. Houston, Texas